UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on October 19, 2010, Tree.com, Inc. (the “Company”), through its subsidiary Home Loan Center, Inc. (“HLC”) entered into an amendment to its existing warehouse line of credit with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), effective October 29, 2010.  The information set forth below under Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 19, 2010, HLC entered into an amendment effective October 29, 2010 to its existing warehouse line of credit with JPMorgan Chase.  The amendment increases the facility amount from $75 million to $100 million and extends the facility though October 29, 2011.  In addition, the amendment lowers HLC’s rate on its loans sold to JPMorgan Chase (other than jumbo loans) and eligible loans that are not purchased by JPMorgan Chase to the sum of (i) the greater of the Adjusted LIBOR rate and 2% and (ii) 2.25%.  The amendment also lowers HLC’s rate on its jumbo loans that are purchased by JPMorgan Chase to the sum of (i) the greater of the Adjusted LIBOR rate and 2% and (ii) 2.5%.  Additionally, HLC is required to maintain warehouse facilities from buyers and lenders other than JPMorgan Chase such that the warehouse facility with JPMorgan Chase constitutes no more than 67% of HLC’s total available warehouse facilities.  A copy of the Amendment No. 4 to the Master Repurchase Agreement and the related Second Amendment to the Side Letter for the facility are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.  The foregoing description of the Amendment No. 4 to the Master Repurchase Agreement and the Second Amendment to the Side Letter is qualified in its entirety by reference to the full text of such exhibits.

Item 9.01.             Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment No. 4 to Master Repurchase Agreement, dated as of October 29, 2010, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.

10.2	Second Amendment to Side Letter, dated as of October 29, 2010, with respect to the Home Loan Center, Inc. warehouse facility with JPMorgan Chase Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 25, 2010

TREE.COM, INC.

By:	/S/ CHRIS HAYEK
Chris Hayek
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Exhibit Description

10.1	Amendment No. 4 to Master Repurchase Agreement, dated as of October 29, 2010, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.

10.2	Second Amendment to Side Letter, dated as of October 29, 2010, with respect to the Home Loan Center, Inc. warehouse facility with JPMorgan Chase Bank, N.A.